UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 2, 2008
Date of Report (Date of earliest event reported)

ITONIS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52201	26-0881302
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Sunny Palace Suite
Xibahe Road
Chaoyang District, Beijing
People’s Republic of China		100028
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

Itonis has issued the following securities without registration under the Securities Act of 1933 since November 30, 2007:

	Date of Issuance	Nature of Transaction	Securities Issued	Number of Investors	Exemption Relied Upon
1.	January 2, 2008	Private placement at $0.05 per share	6,500,000	1	Rule 903 of Regulation S; sale completed in an “offshore transaction” with no “direct selling efforts” in the United States.
2.	January 15, 2008	Issued to Niu Zhiping pursuant to Share Purchase Agreement	1,000,000	1	Rule 903 of Regulation S; sale completed in an “offshore transaction” with no “direct selling efforts” in the United States.
3.	January 29, 2008	Issued to iOcean Media Limited pursuant to Share Purchase Agreement (Previously disclosed on Form 8-K filed on February 12, 2008)	16,138,370	1	Rule 903 of Regulation S; sale completed in an “offshore transaction” with no “direct selling efforts” in the United States.
4.	February 5, 2008	Issued pursuant to consultant agreement for $70,015 services	1,000,000	1	Section 4(2) of the Act; sale completed to “accredited investor” without any general solicitation or advertising.
5.	February 7, 2008	Private placement for proceeds of $150,000	880,000	1	Rule 903 of Regulation S; sale completed in an “offshore transaction” with no “direct selling efforts” in the United States.
6.	February 7, 2008	Private placement for proceeds of $250,000	12,500,000	1	Rule 506 of Regulation D; sale completed to “accredited investor” without any general solicitation or advertising.

	Date of Issuance	Nature of Transaction	Securities Issued	Number of Investors	Exemption Relied Upon
7.	March 21, 2008	Private placement for proceeds of $250,000	12,500,000	1	Rule 506 of Regulation D; sale completed to “accredited investor” without any general solicitation or advertising.
8.	March 21, 2008	Private placement for proceeds of $62,500	1,250,000	1	Rule 903 of Regulation S; sale completed in an “offshore transaction” with no “direct selling efforts” in the United States.
9.	March 26, 2008	Issued pursuant to services agreement.	50,000	1	Section 4(2) of the Act; sale completed to “accredited investor” without any general solicitation or advertising.

All shares issued are restricted securities.  All certificates will be endorsed with a restrictive legend confirming share cannot be sold without registration or an available exemption.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits

(a)        Financial Statements of Business Acquired.

Not applicable.

(b)        Pro forma Financial Information.

Not applicable.

(c)        Shell Company Transaction.

Not applicable.

(d)        Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITONIS INC.

Date: April 3, 2008	By:	/s/ Thomas N. Roberts
Thomas N. Roberts
President and Chief Executive Officer